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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 15, 2005

               CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                      333-121505                59-3790472
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

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
       1111 LOUISIANA, SUITE 4655B
             HOUSTON, TEXAS                                         77002
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 207-5222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS.

     CenterPoint Energy Transition Bond Company II, LLC (the "Registrant") registered $1.857 billion of aggregate principal amount of transition bonds under the Securities Act of 1933 by a registration statement on Form S-3
(registration file no. 333-121505) (the "Registration Statement"). The
Securities and Exchange Commission (the "Commission") declared the Registration
Statement effective at 4 p.m. (eastern time) on September 14, 2005 (the
"Effective Date"). The transition bonds will be offered pursuant to a prospectus and related prospectus supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933.
A preliminary term sheet relating to the transition bonds may be provided after the Effective Date to prospective investors in connection with a proposed offering of transition bonds pursuant to the Registration Statement. The information contained in the preliminary term sheet is preliminary and subject to change. The preliminary term sheet is filed as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit.

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
     99.1   Preliminary Term Sheet relating to the transition bonds dated
            September 15, 2005.
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                                   SIGNATURES

     Pursuantto the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 2005

                                        CENTERPOINT ENERGY TRANSITION BOND
                                        COMPANY II, LLC


                                        /s/ Marc Kilbride
                                        ----------------------------------------
                                        Marc Kilbride
                                        Sole Manager
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                                INDEX TO EXHIBITS

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
EXHIBIT NUMBER   EXHIBIT DESCRIPTION
--------------   -------------------
99.1             Preliminary Term Sheet relating to the transition bonds dated
                 September 15, 2005.